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                                                                  Exhibit 10(n)




                                                                  EXECUTION COPY
                               AMENDMENT NO. 3
                          Dated as of March 31, 1994
                                      TO
                                LOAN AGREEMENT
                        Dated as of February 13, 1992


         THIS AMENDMENT NO. 3 TO LOAN AGREEMENT ("Amendment") is entered into as of March 31, 1994 by and among THE LAMSON & SESSIONS CO., an Ohio corporation (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), as the sole "Lender" (as defined in the Loan Agreement referred to below) and GE Capital as agent for the Lenders (in such capacity, the "Agent").

                            PRELIMINARY STATEMENT

         A. The Borrower, the Lender and the Agent are parties to that certain Loan Agreement dated as of February 13, 1992, as amended by that certain Amendment No. 1 and Waiver dated as of February 11, 1993, and that certain Amendment No. 2 and Consent dated as of March 1, 1994 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

         B. The Borrower has requested that the Lender and the Agent make certain amendments to the Loan Agreement, and the Borrower, the Lender and the Agent have agreed to amend the Loan Agreement on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lender and the Agent hereby agree as follows:

         SECTION 1.  AMENDMENTS TO THE LOAN AGREEMENT.
Effective as of the date first above written, subject to the satisfaction of the conditions precedent set forth in SECTION 2 below, the Loan Agreement is hereby amended as follows:.

         1.1 SECTION 2.3(f) of the Loan Agreement is amended by adding the following proviso before the period at the end of the second sentence thereof:

         "PROVIDED, HOWEVER, that the Net Cash Proceeds of $2,228,733.41 from the sale of the Borrower's warehouse/fabrication plant located at 7900 All American City Way, Paramount, California 90723, shall be applied to the outstanding installments of principal of the Term Loan in the order of maturity beginning
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          with the quarterly installment payable on March 31,
          1994"

          1.2 SECTION 7.3 of the Loan Agreement is amended to delete in their entirety SECTIONS 7.3(a), 7.3(b), 7.3(c), 7.3(d),
7.3(e) and 7.3(f) thereof and to substitute the following therefor:

          "(a) at all times during each Fiscal Quarter set forth below, Consolidated Working Capital equal to or greater than the amount set forth opposite such Fiscal Quarter below:

                                       Minimum Consolidated
     Fiscal Quarter Ending                Working Capital
     ---------------------             --------------------

     March 31, 1994                        $35,000,000

     June 30, 1994                         $35,000,000

     September 30, 1994                    $33,000,000

     December 31, 1994                     $30,000,000

     March 31, 1995 and
     each Fiscal Quarter
     thereafter                            $42,000,000


          (b) at all times during each of the Fiscal Years set forth below, a Consolidated Current Ratio equal to or greater than the ratio set forth opposite such Fiscal Year below:

     Fiscal Year                           Ratio
     -----------                           -----

     1994                                  1.5 to 1.0

     1995 and each
     Fiscal Year thereafter                2.0 to 1.0


          (c) at all times during each Fiscal Quarter set forth below, a Consolidated Funded Debt to Consolidated Tangible
     Net Worth Ratio, equal to or less than the ratio set forth opposite such Fiscal Quarter below:

     Fiscal Quarter Ending                 Ratio
     ---------------------                 -----

     March 31, 1994                        8.9 to 1.0



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     June 30, 1994                     8.5 to 1.0

     September 30, 1994                9.2 to 1.0

     December 31, 1994                10.0 to 1.0

     March 31, 1995 and
     each Fiscal Quarter
     thereafter                        1.0 to 1.0


     (d) at the end of each Fiscal Quarter set forth below, a Consolidated EBITDA to Consolidated Interest Expense Ratio for the period from the beginning of each Fiscal Year in which such Fiscal Quarter occurs to the end of such Fiscal Quarter, equal to or greater than the ratio set forth opposite such Fiscal Quarter below:


     Fiscal Quarter                   Ratio
     --------------                   -----

     March 31, 1994                   1.25 to 1.0

     June 30, 1994                    2.00 to 1.0

     September 30, 1994               2.00 to 1.0

     December 31, 1994                2.00 to 1.0

     March 31, 1995 and
     each Fiscal Quarter
     thereafter                       2.50 to 1.0


     (e) at the end of each Fiscal Quarter set forth below, a Consolidated EBITDA to Consolidated Debt Service Ratio for the period from the beginning of each Fiscal Year in which such Fiscal Quarter occurs to the end of such Fiscal
Quarter, equal to or greater than the ratio set forth opposite such Fiscal Quarter below:


     Fiscal Quarter                   Ratio
     --------------                   -----

     March 31, 1994                  -0.05 to 1.0

     June 30, 1994                    0.40 to 1.0

     September 30, 1994               0.45 to 1.0

     December 31, 1994                0.50 to 1.0


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          Each Fiscal Quarter
          during the 1995
          Fiscal Year                      1.70 to 1.0

          Each Fiscal Quarter
          during each Fiscal
          Year thereafter                  2.00 to 1.0


          (f) at the end of each Fiscal Quarter set forth below, Consolidated EBITDA for the period from the beginning of the Fiscal Year in which such Fiscal Quarter occurs to the end of such Fiscal Quarter, equal to or greater than the amount set forth opposite such Fiscal Quarter below:

          Fiscal Quarter                   Amount
          --------------                   ------

          March 31, 1994                   $ 2,332,000

          June 30, 1994                    $ 7,634,000

          September 30, 1994               $11,884,000

          December 31, 1994                $15,200,000

          December 31, 1995 and
          the last day of each
          Fiscal Year thereafter           $25,000,000"


          1.3 SECTION 8.9 of the Loan Agreement is amended to delete the table contained therein in its entirety and to substitute the following table therefor:

          "Fiscal Year             Maximum Capital Expenditures
           -----------             ----------------------------

           1994                        $ 9,000,000

           1995 and each
           Fiscal Year thereafter      $11,000,000"


          SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective and be deemed effective as of the date first above written upon receipt by the Agent of the following:

          (i) four (4) copies of this Amendment duly executed by the Borrower, the Lender and the Agent; and


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         (ii) Reaffirmations of Guaranty and Security Agreement
     in substantially the form of EXHIBIT A attached hereto, duly executed by each of Carlon Chimes and Youngstown Steel Door.

         SECTION 3.  COVENANTS, REPRESENTATIONS AND WARRANTIES
OF THE BORROWER.

         3.1 Except to the extent that any representation or warranty is expressly made only with respect to an earlier date, upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made by it in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

         3.2 The Borrower hereby represents and warrants that this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies.

         SECTION 4.  REFERENCE TO AND EFFECT ON THE LOAN
AGREEMENT.

         4.1 Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

         4.2 Except as specifically amended hereby, the Loan
Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

         4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.



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         SECTION 5.  GOVERNING LAW.  THIS AMENDMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS
(AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF
THE STATE OF ILLINOIS.

         SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         SECTION 7.  HEADINGS.  Section headings in this
Amendment are included herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereto duly authorized as of the date first written above.

                                THE LAMSON AND SESSIONS CO.

                                By: /s/ Allan J. Zambie
                                   -------------------------
                                   Name: Allan J. Zambie
                                   Title: Vice President-Secretary &
                                          General Counsel

                                GENERAL ELECTRIC CAPITAL
                                CORPORATION, as the Agent
                                and as the sole Lender

                                By:
                                   -------------------------
                                   Name:
                                   Title:



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         SECTION 5.  GOVERNING LAW.  THIS AMENDMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS
(AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF
THE STATE OF ILLINOIS.

         SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         SECTION 7.  HEADINGS.  Section headings in this
Amendment are included herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereto duly authorized as of the date first written above.


                                THE LAMSON AND SESSIONS CO.

                                By:
                                   -------------------------------
                                   Name:
                                   Title:


                                GENERAL ELECTRIC CAPITAL
                                CORPORATION, as the Agent
                                and as the sole Lender

                                By: /s/ Shaun Pettit
                                   -------------------------------
                                   Name: Shaun Pettit
                                   Title: Region Operations Manager



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
                                  EXHIBIT A
                                      to
                                  Amendment

           Form of Reaffirmation of Guaranty and Security Agreement
           --------------------------------------------------------

                                 (Attached.)

               REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT

         The undersigned hereby (i) acknowledges receipt of that certain Amendment No. 3 to Loan Agreement of even date herewith (the "Amendment") to the Loan Agreement dated as of February 13, 1992 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") among THE LAMSON & SESSIONS CO. (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), as a "Lender" (as defined in the Loan Agreement) and GE Capital, as agent for the Lenders (in such capacity, the "Agent"), (ii) reaffirms all of its obligations under that certain Guaranty and Security Agreement dated as of February 13, 1992 ("Guaranty and Security Agreement"), made by the undersigned in favor of the Lenders, and
(iii) acknowledges and agrees that such Guaranty and Security Agreement remains in full force and effect notwithstanding the Amendment, and that such Guaranty and Security Agreement is hereby ratified and confirmed.


Date:
      ------------------
                             [Names of Guarantor]

                             By:
                                  -------------------------------
                             Title:

               REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT

          The undersigned hereby (i) acknowledges receipt of that certain Amendment No. 3 to Loan Agreement of even date herewith (the "Amendment") to the Loan Agreement dated as of February 13, 1992 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") among THE LAMSON & SESSIONS CO. (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), as a "Lender" (as defined in the Loan Agreement) and GE Capital, as agent for the Lenders (in such capacity, the "Agent"), (ii) reaffirms all of its obligations under that certain Guaranty and Security Agreement dated as of February 13, 1992 ("Guaranty and Security Agreement"), made by the undersigned in favor of the Lenders, and
(iii) acknowledges and agrees that such Guaranty and Security Agreement remains in full force and effect notwithstanding the Amendment, and that such Guaranty and Security Agreement is hereby ratified and confirmed.


Date:   4/15/94
      -------------
                             THE YOUNGSTOWN STEEL DOOR COMPANY

                             By: /s/ Allan J. Zambie
                                 ----------------------------
                             Title:  Secretary

               REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT

          The undersigned hereby (i) acknowledges receipt of that certain Amendment No. 3 to Loan Agreement of even date herewith (the "Amendment") to the Loan Agreement dated as of February 13, 1992 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") among THE LAMSON & SESSIONS CO. (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), as a "Lender" (as defined in the Loan Agreement) and GE Capital, as agent for the Lenders (in such capacity, the "Agent"), (ii) reaffirms all of its obligations under that certain Guaranty and Security Agreement dated as of February 13, 1992 ("Guaranty and Security Agreement"), made by the undersigned in favor of the Lenders, and
(iii) acknowledges and agrees that such Guaranty and Security Agreement remains in full force and effect notwithstanding the Amendment, and that such Guaranty and Security Agreement is hereby ratified and confirmed.


Date:    4/15/94
      -------------
                             CARLON CHIMES CO.

                             By: /s/ Allan J. Zambie
                                 ----------------------------
                             Title:  Secretary





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